SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 19, 2006

Bullion River Gold Corp.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Nevada
(STATE OR OTHER JURISDICTION OF
INCORPORATION OR ORGANIZATION)

0-20317 COMMISSION FILE NUMBER 1325 Airmotive Way, Suite 325, Reno, Nevada (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	88-0270266 (I.R.S. EMPLOYER IDENTIFICATION NUMBER) 89502 (ZIP CODE)

ISSUER’S TELEPHONE NUMBER: (775) 324-4881

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

AMENDMENT NO. 1 ON FORM 8-K/A

BULLION RIVER GOLD CORP.

March 1, 2006

Explanatory Note:

This Amendment No. 1 on Form 8-K/A is filed solely to revise the disclosures in the Bullion River Gold Corp. Form 8-K filed February 1, 2006 (the “Initial Filing”) regarding the number shares of Registrant’s Common Stock to be issued to Senator Minerals, Inc. pursuant to a certain option agreement. The other items and exhibits to the Initial Filing further remain unchanged and are not amended hereby.

Item 3.02  Unregistered Sales of Equity Securities.

Effective as of January 19, 2006, the Registrant entered into an option agreement with Senator Minerals, Inc. (“Senator”) to acquire two properties located in Nevada. In partial consideration for the options granted pursuant to such agreement, the Registrant agreed to issue 250,000 shares of its Common Stock to Senator. With respect to the issuance of such Common Stock, exemption from registration requirements is claimed under the Securities Act in reliance on Section 4(2) of the Securities Act or Regulation S promulgated thereunder.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 1, 2006

Bullion River Gold Corp.

/s/ Peter M. Kuhn
Peter M. Kuhn
Chief Executive Officer